Exhibit 32

SECTION 906 CERTIFICATION

The undersigned officer of The Commerce Group, Inc. (the “Company”) hereby certifies that, as of the date of this statement, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the six months ended June 30, 2006.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

Date: August 8, 2006

/s/ Gerald Fels
Gerald Fels
Chief Executive Officer

SECTION 906 CERTIFICATION

The undersigned officer of The Commerce Group, Inc. (the “Company”) hereby certifies that, as of the date of this statement, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the six months ended June 30, 2006.

The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

Date: August 8, 2006

/s/ Randall V. Becker
Randall V. Becker
Chief Financial Officer